UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 22, 2006

      CENTRAL VERMONT PUBLIC SERVICE CORPORATION
(Exact name of registrant as specified in its charter)

Vermont (State or other jurisdiction of incorporation)	1-8222 (Commission File Number)	03-0111290 (IRS Employer Identification No.)

       77 Grove Street, Rutland, Vermont               05701

(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (802) 773-2711

                                      N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
       (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     In January 2003, we, the Vermont Agency of Natural Resources ("VANR"), Vermont Natural Resources Council and other parties reached an agreement to allow us to relicense the four dams we own and operate on the Lamoille River. The agreement stipulates that subject to various conditions, we must begin decommissioning the Peterson Dam, one of the four on the Lamoille River, in 20 years. The agreement requires Vermont Public Service Board ("PSB") approval of full rate recovery related to decommissioning the Peterson Dam, including recovery of replacement power costs when the dam is out of service. In October 2003, pursuant to the schedule set forth in the agreement, we filed a petition with the PSB for approval of the rate recovery mechanisms, and the case has continued to progress through the regulatory process.

     On December 22, 2006, the PSB issued its Order. Citing the balance between uncertain fishery benefits and estimated costs, and the lack of compelling reasons to approve rate recovery, the PSB denied the rate recovery requests in the Petition.

     In June 2005, the FERC issued a 30-year license for the four dams, including Peterson Dam. FERC determined that the VANR waived its rights to issue a water quality certificate. In January 2006, we and the VANR filed timely appeals in federal court. The federal court has stayed all action on the appeals until completion of the proceedings before the PSB and further filings by the parties. The 30-year license remains in effect during such appeals. While the PSB Order has no direct impact on the federal litigation, the issuance of the Order enables parties to make further filings with the federal court. The Company cannot predict the outcome of that litigation.

     The Company issued a news release highlighting the key points of the Order, which is attached hereto and incorporated herein by reference as Exhibit 99.1. The PSB Order dated December 22, 2006 is attached hereto and incorporated herein by reference as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits. (d) Exhibits.
Exhibit Number	Description of Exhibit
99.1	Central Vermont's news release dated December 27, 2006.
99.2	Vermont Public Service Board Order dated December 22, 2006.
SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By	/s/ Dale A. Rocheleau Senior Vice President for Legal and Public Affairs, and Corporate Secretary

December 29, 2006
EXHIBIT INDEX
Exhibit Number	Description of Exhibit
99.1	Central Vermont's news release dated December 27, 2006.
99.2	Vermont Public Service Board Order dated December 22, 2006.